Exhibit 99.1



    Contact:      Daniel Jarvis
                  Ford Credit
                  313-594-2527
                  djarvis1@ford.com

   FOR IMMEDIATE RELEASE

   FORD CREDIT EARNS $256 MILLION IN THE FIRST QUARTER

   DEARBORN, Mich., April 17, 2002 - Ford Credit earned $256 million in the first quarter of 2002. First quarter 2002 earnings were down $137 million from earnings of $393 million in the same period a year ago.

   Excluding favorable adjustments related to SFAS No. 133 (Accounting for Derivative Instruments and Hedging Activities), Ford Credit earned $242 million. Compared with the first quarter of 2001, results were down $164 million. First quarter 2002 earnings were up $236 million compared with the fourth quarter of 2001 of $6 million excluding unusual items.

   Compared with the first quarter of 2001, earnings were down because of the unfavorable impact of securitizations and higher actual credit losses, offset partially by improved financing margins and higher levels of managed receivables. Increased securitizations over the past 12 months resulted in lower owned receivables and related revenue, offset partially by higher income on retained interests, excess spread and servicing fees. Higher actual credit losses reflected weaker economic conditions compared with a year ago. Financing margins improved because of lower borrowing costs related to the lower interest rate environment. Managed receivables were $206 billion as of March 31, 2002, compared with $194 billion a year earlier, reflecting strong year-end volume. Ford Credit's total owned receivables as of March 31, 2002, were $140 billion, compared with $162 billion a year earlier.

   After-tax return on average equity (excluding SFAS No. 133) was 7.5 percent in the first quarter of 2002, compared with 13.3 percent in the same period a year earlier.

   "The economy continues to pose challenges, but is showing signs of recovery, evidenced by our improved financial performance over the last quarter," said Greg Smith, President and Chief Operating Officer of Ford Credit. "We remain focused on the fundamentals of our business and recognize that further improvement is required," Smith added.

   Ford Credit is a wholly owned subsidiary of Ford Motor Company and is the world's largest automotive finance company. Now in its 43rd year, Ford Credit provides vehicle financing in 36 countries to more than 11 million customers and more than 12,500 automotive dealers. More information can be found at www.fordcredit.com.

                                      # # #





             Ford Motor Credit Company and Consolidated Subsidiaries
                              OPERATING HIGHLIGHTS

  Income                                                                       First Quarter                   Fourth Quarter
                                                                       ------------------------------
                                                                           2002             2001                   2001
                                                                       -------------    --------------       ----------------
   Net income                                                                             (in millions)
   ----------
        Total net income                                                       $256             $393                $ (297)
        Exclude:
        --------
           Unusual items                                                          -                 -                 (204)
           SFAS No. 133                                                          14              (13)                  (99)
                                                                       -------------    --------------       ---------------
        Operating net income                                                   $242             $406                    $6
                                                                       =============    ==============       ===============
      Memo:  Return on Equity (excl. unusual items & SFAS No. 133)              7.5  %          13.3  %                0.2  %



                                                                                  March 31,                  December 31,
                                                                       --------------------------------
                                                                           2002             2001                  2001
                                                                       -------------    --------------       -------------
  Balance Sheet                                                                           (in billions)
      Assets
      ------
        Finance receivables
           Retail installment                                                   $75.4            $77.6                $83.4
           Wholesale                                                             15.5             36.4                 15.4
           Other                                                                 10.9              9.5                 10.9
                                                                        --------------    -------------        -------------
             Total net finance receivables                                     $101.8           $123.5               $109.7
          Net investment in operating leases                                     38.2             38.7                 39.3
                                                                        -------------    --------------        -------------
                Total net finance receivables and operating leases             $140.0           $162.3               $149.0
          Other assets                                                           25.4             12.9                 24.1
                                                                        -------------    --------------        -------------
                 Total assets                                                  $165.4           $175.2               $173.1
                                                                        =============    ==============        =============

      Liabilities and Stockholder's Equity
      ------------------------------------
        Debt - short-term                                                    $ 15.1            $ 41.6                $ 22.7
        Debt - long-term  (includes notes payable within 1 year)              122.8             106.3                 123.6
                                                                       -------------    --------------       --------------
             Total debt                                                      $137.9            $147.9                $146.3
        Other liabilities                                                      14.4              15.6                  14.8
                                                                       -------------    --------------       --------------
             Total liabilities                                               $152.3            $163.5                $161.1
        Stockholder's equity                                                   13.1              11.7                  12.0
                                                                      -------------    --------------        --------------
             Total liabilities and stockholder's equity                      $165.4            $175.2                $173.1
                                                                       =============    ==============       ===============
        Memo:
         Shareholder equity excluding SFAS No. 133                            $ 13.5           $ 12.2               $ 12.6  b/
         Financial statement leverage (to 1)  a/                                 9.5             11.9                 11.2  b/



  Managed Receivables
      Finance receivables
        Retail installment                                                  $ 122.7            $ 107.5              $ 124.7
        Wholesale                                                              34.2               37.7                 32.8
        Other                                                                  10.9                9.5                 10.9
                                                                       -------------      -------------      ---------------
             Total net finance receivables                                  $ 167.8            $ 154.7              $ 168.4
       Net investment in operating leases                                      38.2               39.1                 39.4
                                                                       -------------      -------------      ---------------
             Total managed                                                  $ 206.0            $ 193.8              $ 207.8
                                                                       =============      =============      ===============

       Memo:  Managed leverage (to 1)  a/                                      13.7               14.2                14.8 b/

      - - - - - -
      a/  Excludes SFAS No. 133, over-borrowing portfolio and cash
      b/  Including a capital contribution of $700 million made on
          January 11, 2002, the financial statement equity excluding
          SFAS No. 133 would be $13.2 billion with leverage of 10.7:1 and managed leverage of 14.1:1.





             Ford Motor Credit Company and Consolidated Subsidiaries

                              OPERATING HIGHLIGHTS

                                                                                        First Quarter                 Fourth
                                                                                  -------------------------            Quarter
Selected Operating & Financial Metrics                                             2002               2001              2001
                                                                                  -------            ------            ------
     Market share
     ------------
        Ford & Lincoln/Mercury retail installment &      United States              43.2  %            48.3  %           68.6  %
        lease                                            Europe                     33.7               30.9              42.8
        Ford & Lincoln/Mercury wholesale                 United States              84.3               86.1              84.1
                                                         Europe                     96.4               96.1              98.0

     Contract volume - New and used retail/lease (in thousands)
     ---------------
        United States                                                                662                853             1,054
        Europe                                                                       239                229               247
        Other international                                                          152                169               176
                                                                                --------            -------            ------
           Total contract volume                                                   1,053              1,251             1,477
                                                                                ========            =======            ======

     Borrowing Costs                                                                 5.4  %             6.5  %            5.6  %
     ---------------

     Credit losses   (in millions)
     -------------
        Owned
        -----
           Retail installment & lease                                               $570              $ 420             $ 716
           Wholesale                                                                   9                  3                21
           Other                                                                       7                  0                23
                                                                                --------             ------           -------
               Total                                                                $586              $ 423             $ 760
                                                                                ========             ======           =======
        Loss-to-receivables
           Retail installment & lease                                               1.95  %            1.45  %           2.31  %
           Wholesale                                                                0.23               0.04              0.52
               Total including other                                                1.64               1.06              2.02

        Allowances for credit losses (in billions)                                 $ 3.0              $ 1.7             $ 2.8
        Allowances as % of end-of-period receivables                                2.14  %            1.06  %           1.86  %

        Managed
        -------
           Retail installment & lease                                              $ 667               $482              $691
           Wholesale                                                                   9                  3                22
           Other                                                                       7                  0                23
                                                                                --------             ------            ------
               Total                                                               $ 683               $485              $736
                                                                                ========             ======            ======
        Loss-to-receivables
           Retail installment & lease                                               1.61  %            1.30  %           1.64  %
           Wholesale                                                                0.10               0.04              0.28
               Total including other                                                1.36               1.02              1.46
        Memo:  Ford Credit U.S. Retail & Lease                                      1.40               1.15              1.76

        Allowances for credit losses  (in billions)                                $ 3.5              $ 2.2              $3.3
        Allowances as % of end-of-period receivables                                1.72  %            1.14  %           1.60  %



     Securitizations   (in millions, excl. SFAS No. 133)

        Income related to Securitization:
        ---------------------------------
           Gain-on-sale of finance receivables                                     $217               $213             $ 219
           Interest income, excess spread, servicing fees                           425                146               440
                                                                                -------             ------            ------
               Total income related to Securitization                              $642               $359             $ 659

        Impact of receivable sales on net financing margin:
        ---------------------------------------------------
           Impact of current-year receivable sales                               $ (107)             $ (63)           $ (563)
           Impact of prior-year receivable sales                                   (644)              (187)              (94)
                                                                                --------            -------           -------
               Total impact of receivable sales on financing margin              $ (751)            $ (250)           $ (657)
                                                                                --------            -------           -------


        Pre-tax impact of Securitization                                         $ (109)              $109            $   2
            Tax                                                                      40                (40)              (1)
                                                                                --------            -------          -------
        After-tax impact of Securitization                                        $ (69)              $ 69            $   1


